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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) DECEMBER 15, 1998
                                                        -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)


   LAWS OF THE UNITED STATES            333-24227              76-0039224
   -------------------------            ---------              ----------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
 incorporation or organization)                           Identification Number)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                         19801
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(Address of principal executive offices)                            (Zip Code)


                 302/594-4117
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Registrant's telephone number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

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Items 1-4.        Not Applicable

Item 5.           Other Events

                  On December 15, 1998, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure
                  of $650,000,000 aggregate principal amount of Class A    %
                  Asset Backed Certificates, Series 1998-9 and $44,828,000
                  aggregate principal amount of Class B    % Asset Backed
                  Certificates, Series 1998-9, each of the First USA Credit Card Master Trust. The series term sheet is attached hereto as
                  Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits

The following exhibit is filed as part of this report:

Exhibit 99.01     Series Term Sheet dated December 15, 1998, with respect
                  to the proposed issuance of the Class A    % Asset Backed
                  Certificates and the Class B    % Asset Backed Certificates of
                  the First USA Credit Card Master Trust, Series 1998-9.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST USA BANK, NATIONAL ASSOCIATION
                                    As Servicer



                                    By:   /s/ Tracie H. Klein
                                          -------------------------------------
                                    Name:    Tracie H. Klein
                                    Title:   Vice President





Date:  December 15, 1998
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                                  EXHIBIT INDEX

Exhibit No.                 Description                                Page No.
-----------                 -----------                                --------

     99.01    Series 1998-9 Term Sheet dated December 15, 1998            5